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                                                                   EXHIBIT 10.14

                                THIRD AMENDMENT
                                       TO
              THIRD AMENDED AND RESTATED REIT MANAGEMENT AGREEMENT


     THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED REIT MANAGEMENT AGREEMENT (this "Amendment") is made and entered into as of the 23rd day of March, 1995, by and between Security Capital Pacific Trust (formerly known as Property Trust of America), a Maryland real estate investment trust (the "Trust"), and Security Capital Pacific Incorporated (formerly known as Security Capital (Southwest) Incorporated), a Delaware corporation (the "REIT Manager").

     WHEREAS, the Trust and the REIT Manager are parties to that certain Third Amended and Restated REIT Management Agreement, dated as of March 1, 1994, as amended by that certain First Amendment thereto, dated as of October 1, 1994 and as further amended by that certain Second Amendment thereto, dated as of December 6, 1994 (as so amended, the "Agreement"), pursuant to which the REIT Manager provides strategic planning, day-to-day management, accounting, reporting, financing and other services to the Trust, subject to the supervision of the Board of Trustees of the Trust; and

     WHEREAS, the Agreement currently provides for a term ending on March 1, 1995, renewable annually by the Trust, and the Trust and the REIT Manager desire to amend the Agreement to provide for a term ending on June 30, 1995, renewable annually by the Trust;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Trust and the REIT Manager agree that the Agreement is hereby amended as follows:

     A. Section 4.2 of the Agreement is amended by deleting the date "March 1, 1995" from the first sentence thereof and replacing such date with the date "June 30, 1995."
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     IN WITNESS WHEREOF, the Trust and the REIT Manager have executed this
Amendment as of the day and year first above written.


                                 SECURITY CAPITAL PACIFIC
                                 TRUST



                                 By: /s/ Paul E. Szurek
                                    ------------------------
                                    Paul E. Szurek
                                    Secretary

                                 Address:     7777 Market Center Avenue
                                              El Paso, Texas  79912


                                 SECURITY CAPITAL PACIFIC
                                 INCORPORATED



                                 By: /s/ Constance B. Moore
                                    -------------------------
                                    Constance B. Moore
                                    Managing Director

                                 Address:     125 Lincoln Avenue
                                              Santa Fe, New Mexico  87501

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